UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8   Other Events

Item 8.01.   Other Events.

On July 17, 2024, The GEO Group, Inc. (“GEO” or the “Company”) announced that it had extended its offers to exchange (the “Exchange Offer”) (i) up to $650.0 million aggregate principal amount of registered 8.625% Senior Secured Notes due 2029 (the “Secured Exchange Notes”) for any and all of its $650.0 million aggregate principal amount of unregistered 8.625% Senior Secured Notes due 2029 that were issued in a private placement on April 18, 2024 (the “Secured Original Notes”), and (ii) up to $625.0 million aggregate principal amount of registered 10.250% Senior Notes due 2031 (the “Unsecured Exchange Notes” and, together with the Secured Exchange Notes, the “Exchange Notes”) for any and all of its $625.0 million aggregate principal amount of unregistered 10.250% Senior Notes due 2031 that were issued in a private placement on April 18, 2024 (the “Unsecured Original Notes” and, together with the Secured Original Notes, the “Original Notes”).

The Exchange Offer, which was previously scheduled to expire at 5:00 p.m., New York City time, on July 16, 2024, will now expire at 5:00 p.m., New York City time, on July 23, 2024, unless earlier terminated or extended by the Company (such date and time, including any extension, the “Expiration Date”). Any Original Notes tendered may be withdrawn at any time prior to the Expiration Date, but not thereafter (the “Withdrawal Deadline”). Except for the extension of the Expiration Date and Withdrawal Deadline, all other terms of the Exchange Offer remain in full force and effect.

A copy of the press release announcing the extension of the Exchange Offer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to exchange or a solicitation of an offer to exchange the Original Notes for the Exchange Notes. The Exchange Offer is being made only pursuant to the Company’s prospectus, dated June 14, 2024, and the Prospectus Supplement, dated June 27, 2024 (as amended or supplemented from time to time), which forms a part of the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 31, 2024 and declared effective on June 13, 2024, and only to such persons and in such jurisdictions as is permitted under applicable law.

Section 9   Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

July 17, 2024	By:	/s/ Mark J. Suchinski
Date		Mark J. Suchinski
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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